UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2016
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The NASDAQ Stock Market (“NASDAQ”) notified Itron, Inc. (the “Company”), by letter dated May 12, 2016, that the Company is not in compliance with NASDAQ’s continued listing requirement set forth in Rule 5250(c)(1) of the NASDAQ Listing Rules (the “Rules”), due to its failure to file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016 (the “Quarterly Report”), and because it remains delinquent in filings its Annual Report on Form 10-K for the period ended December 31, 2015 (the “Annual Report”) with the Securities and Exchange Commission (the “SEC”).

As previously reported, the Company is completing a review of revenue recognition for certain software solutions for which the Company has not been able to demonstrate Vendor Specific Objective Evidence of fair value for maintenance. The Company continues to perform additional analysis, including evaluating if the current and prior periods are materially impacted, and to work with its independent auditor, Ernst & Young LLP, to conclude on these matters as soon as reasonably practicable.

The Company today submitted a plan to NASDAQ to regain compliance with the Rules. If NASDAQ accepts the plan, it can grant an exception of up to 180 calendar days from the due date of the filing of the Annual Report (as extended by the Company’s filing on Form 12b-25), or until September 12, 2016, for the Company to regain compliance with Rule 5250(c)(1). The Company may regain compliance at any time during this 180-day period upon filing the Annual Report, as well as all subsequent periodic reports that are due within that period, with the SEC. If NASDAQ does not accept the Company’s compliance plan, the Company will have the opportunity to appeal that decision.

This notice contains certain forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) and information relating to the Company that are based on the beliefs of the management of the Company. These forward looking statements are subject to risks and uncertainties, including the risk that the evaluation described above results in further adjustments to the financial statements and results of operations. Should one of these risks or uncertainties materialize actual results or outcomes may vary materially from those described as anticipated, believed, estimated, intended, or planned.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ITRON, INC.

	By:	/s/ W. MARK SCHMITZ
Dated: May 13, 2016		W. Mark Schmitz
Executive Vice President and Chief Financial Officer